Exhibit 99.1

AMERICAN HEALTHCARE
INVESTORS LLC AND SUBSIDIARIES

Financial Statements

December 31, 2013

TABLE OF CONTENTS

INDEPENDENT AUDITORS’ REPORT	1
FINANCIAL STATEMENTS
Consolidated Balance Sheet	2 - 3
Consolidated Statement of Income	4
Consolidated Statement of Changes in Equity	5
Consolidated Statement of Cash Flows	6
Notes to the Unaudited Financial Statements	7 - 11

        BENTSON, VUONA & WESTERSTEN, LLP
Certified Public Accountants

INDEPENDENT AUDITORS’ REPORT

To the Members
American Healthcare Investors LLC and subsidiaries
Irvine, California

We have audited the accompanying consolidated financial statements of American Healthcare Investors LLC (a California partnership) and subsidiaries, which comprise the consolidated balance sheets as of December 31, 2013, and the related consolidated statements of income, changes in equity, and cash flows for the years then ended, and related notes to the financial statements.

Management is responsible for the preparation and fair presentation of these consolidated financial statements in accordance with accounting principles general accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of consolidated financial statements that are free from material misstatement, whether due to fraud or error.

Our responsibility is to express an opinion on these consolidate financial statements based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the consolidated financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatements of the consolidated financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the consolidated financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.
In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of American Healthcare Investors LLC and subsidiaries as of December 31, 2013, and the results of their operations and their cash flows for the year then ended in accordance with accounting principles generally accepted in the United States of America.

Bentson, Vuona & Westersten, LLP

BENTSON, VUONA & WESTERSTEN, LLP
Irvine, California
March 5, 2014

17 Goddard Irvine, California 92618 t 949.789.1050 f 949.789.1051

AMERICAN HEALTHCARE INVESTORS LLC
AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEET
DECEMBER 31, 2013

ASSETS
CURRENT ASSETS
Cash	$11,538,617
Accounts receivable	2,997,587
Prepaid expenses and deposits	35,353
Investment in marketable securities	1,557,045
TOTAL CURRENT ASSETS	16,128,602
PROPERTY AND EQUIPMENT, net	167,648
LONG TERM ASSETS
Investment in real estate	2,000,000
Prepaid expenses - long term	517,852
Security deposit	56,682
TOTAL LONG TERM ASSETS	2,574,534
TOTAL ASSETS	$18,870,784

See accompanying notes and auditors’ report.

AMERICAN HEALTHCARE INVESTORS LLC
AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEET
DECEMBER 31, 2013

LIABILITIES AND MEMBERS’ EQUITY
CURRENT LIABILITIES
Accounts payable	$206,490
Income taxes payable	178,000
Accrued wages and bonuses	1,361,322
Accrued expenses	20,000
TOTAL CURRENT LIABILITIES	1,765,812
TOTAL LIABILITIES	1,765,812
MEMBERS' EQUITY
Controlling interest in equity	16,243,853
Non-controlling interest in equity	861,119
TOTAL MEMBERS' EQUITY	17,104,972
TOTAL LIABILITIES & MEMBERS' EQUITY	$18,870,784

See accompanying notes and auditors’ report.

AMERICAN HEALTHCARE INVESTORS LLC
AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF INCOME
FOR YEAR ENDED DECEMBER 31, 2013

REVENUE	$55,337,481
EXPENSES	10,342,361
OPERATING INCOME	44,995,120
INCOME BEFORE PROVISION FOR INCOME TAXES	44,995,120
PROVISION FOR INCOME TAXES	(490,590)
INCOME INCLUDING NON-CONTROLLING INTEREST	44,504,530
NON-CONTROLLING INTEREST IN EARNINGS	(13,205,593)
NET INCOME	$31,298,937

See accompanying notes and auditors’ report.

AMERICAN HEALTHCARE INVESTORS LLC
CONSOLIDATED STATEMENT OF CHANGES IN EQUITY
FOR YEAR ENDED DECEMBER 31, 2013

	Beginning of Year	Capital Contributed During the Year	Net Income	Income of Non-controlling Interest	Distributions	End of Year
Members' Equity
Controlling Interest	$5,146,731	$—	$31,298,937	$—	$(20,201,815)	$16,243,853
Non-controlling interest	804,057	—	—	13,205,593	(13,148,531)	861,119
Total Members' Equity	$5,950,788	$—	$31,298,937	$13,205,593	$(33,350,346)	$17,104,972

See accompanying notes and auditors’ report.

AMERICAN HEALTHCARE INVESTORS LLC
AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF CASH FLOW
FOR YEAR ENDED DECEMBER 31, 2013

CASH FLOWS FROM OPERATING ACTIVITIES
Net income including non-controlling interest	$44,504,530
Adjustments to reconcile net income to net cash from operating activities:
Depreciation	72,921
Marketable securities received as fees	(1,845,758)
Changes in assets and liabilities
Increase in accounts receivable	(617,655)
Increase in other current assets	(1,617,050)
Increase in security deposit	(4,182)
Decrease in accounts payable	(319,116)
Decrease in income taxes payable	(22,000)
Increase in accrued expenses	20,000
Increase in accrued wages	1,138,567
Net cash provided by operating activities	41,310,257
CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of investment in real estate	(2,000,000)
Purchase of fixed assets	(186,276)
Net cash used by financing activities	(2,186,276)
CASH FLOWS FROM FINANCING ACTIVITIES
Member distributions - controlling interest	(18,558,057)
Member distributions - non-controlling interest	(13,148,531)
Net cash used by financing activities	(31,706,588)
Net increase in cash	7,417,393
CASH, BEGINNING OF YEAR	4,121,224
CASH, END OF YEAR	$11,538,617
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the year for taxes	$352,661

See accompanying notes and auditors’ report.

AMERICAN HEALTHCARE INVESTORS LLC
NOTES TO FINANCIAL STATEMENTS
FOR THE YEAR ENDED DECEMBER 31, 2013

NOTE 1.    NATURE OF OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of Operations

American Healthcare Investors LLC

American Healthcare Investors LLC (“AHI”) is a Delaware LLC that was founded in 2011 by Jeffrey Hanson, Danny Prosky & Mathieu Streiff. The company focuses on providing real estate services to its clients including but not limited to acquiring, managing, and accounting for clinical healthcare real estate.

AHI Management Services Inc.

AHI Management Services Inc., a Delaware corporation is a 100% owned subsidiary of American Healthcare Investors. AHI Management Services was formed to handle property management and leasing services for programs managed by AHI. AHI Management Services collects property management fees, leasing commissions and construction management fees on an ongoing basis and remits the funds to AHI. There is a service agreement between the two companies where AHI provides all of the services of the subsidiary and in return, earns all of the fees paid out to AHI Management Services.

Griffin-American Healthcare REIT II Sub-Advisor

Griffin-American Healthcare REIT II Sub-Advisor is a joint venture between American Healthcare Investors, LLC (75%) and Griffin-American Healthcare REIT Advisor, LLC (25%). The sub-advisor was formed specifically to handle advisory services for Griffin-American Healthcare REIT II. All fees, with the exception of fees paid directly to AHI Management Services, are paid to the sub-advisor and distributions to the two partners are paid out per a joint venture agreement.

Griffin-American Healthcare REIT III Advisor, LLC

Griffin-American Healthcare REIT III Advisor is a joint venture between American Healthcare Investors, LLC (75%) and Griffin-Capital REIT Holdings LLC (25%). The advisor was formed specifically to handle advisory services for Griffin-American Healthcare REIT III. All fees, with the exception of fees paid directly to AHI Management Services, are paid to the advisor and distributions to the two partners are paid out per a joint venture agreement.

Principles of consolidation

The consolidated financial statements include the accounts of AHI, AHI Management Services, Inc., Griffin-American Healthcare REIT Sub-Advisor and Griffin-American Healthcare REIT III Advisor, LLC. All material intercompany transactions have been eliminated.

Cash

For purposes of the statement of cash flows, cash equivalents include time deposits, certificates of deposit, and all highly liquid debt instruments with original maturities of three months of less.

See accompanying notes and auditors’ report.

AMERICAN HEALTHCARE INVESTORS LLC
NOTES TO FINANCIAL STATEMENTS
FOR THE YEAR ENDED DECEMBER 31, 2013

NOTE 1.    NATURE OF OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Accounts receivable and allowance for doubtful Accounts

Trade accounts receivable are stated at the amount management expects to collect from customers. Management provides for probable uncollectible amounts through a charge to earnings and a credit to an allowance based on its assessment of the current status of individual accounts. As of December 31, 2013 all accounts receivable were considered collectible.

Property and equipment

Property and equipment is stated at cost. Depreciation of property and equipment is provided on the straight line basis over the estimated useful lives of the related assets, generally three to five years.

Income Taxes

The Company has elected to be taxed under the provisions of Subchapter S of the Internal Revenue Code. Under these provisions, the Company does not pay federal corporate income taxes on its taxable income. Instead, the stockholders are liable for individual federal income taxes on their respective shares of the Company’s taxable income. The State of California requires an S-Corporation to pay income taxes at the rate of 1.5% of state taxable income or $800 whichever is greater. Therefore, a provision for state income taxes will be provided in the financial statements as required.

The Company accounts for income taxes under provisions of Financial Accounting Standards Board ASC 740, whereby deferred taxes are provided on temporary differences arising from assets and liabilities whose bases are different for financial reporting and income tax purposes. As of December 31, 2013 the Company has no material timing differences. The Company has prepared an analysis of all open tax positions, a determination as to their certainty and measurement or any uncertain tax positions taken or expected to be taken. As of December 31, 2013, the Company does not have any uncertain tax positions that would result in a change to income taxes recognized in the Company’s financial statements.

Revenue Recognition

The Company earns its revenue from providing property management and leasing services on a monthly basis and handling advisory services for Griffin-American Healthcare REIT II.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

Comprehensive Income

For the year ended December 31, 2013, there was no difference between net income and comprehensive income.

See accompanying notes and auditors’ report.

AMERICAN HEALTHCARE INVESTORS LLC
NOTES TO FINANCIAL STATEMENTS
FOR THE YEAR ENDED DECEMBER 31, 2013

NOTE 1.    NATURE OF OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Advertising Costs

Advertising costs are charged to operations when incurred. Advertising expense in 2013 was $1,570.

NOTE 2.    ACCOUNTS RECEIVABLE

December 30, 2013
Trade	$2,981,457
Allowance for doubtful accounts	—
$2,981,457

Accounts receivable are carried at original invoice amount and are written off when deemed uncollectible. Based on management’s evaluation of uncollected accounts receivable at the end of each year, an allowance for doubtful accounts was deemed unnecessary at December 31, 2013. There was no bad debt expense in 2013.

NOTE 3.    MACHINERY AND EQUIPMENT

Equipment consists of the following:

December 31, 2013
Computer equipment	$33,119
Furniture and Fixtures	119,195
Leasehold Improvements	27,156
Office equipment	29,225
Software	19,096
Vehicles	39,925
267,716
Less accumulated depreciation	(100,068)
$167,648

Depreciation expense was $72,921 for the year ended December 31, 2013.

See accompanying notes and auditors’ report.

AMERICAN HEALTHCARE INVESTORS LLC
NOTES TO FINANCIAL STATEMENTS
FOR THE YEAR ENDED DECEMBER 31, 2013

NOTE 4.    INVESTMENT IN MARKETABLE SECURITIES AND REAL ESTATE

Generally accepted accounting principles establish a framework for measuring fair value. That framework provides a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The three levels of the fair value hierarchy under generally accepted accounting principles are described below:

Level 1 - Quoted market prices in active markets for identical assets or liabilities
Level 2 – Observable market based inputs or unobservable inputs corroborated by market data
Level 3 – Unobservable inputs reflecting the reporting entity’s own assumptions

The asset’s fair value measurement level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. Valuation techniques followed need to maximize the use of observable inputs and minimize the use of unobservable inputs.

The following is a description of the valuation methodologies used for assets measured at fair value. There have been no changes in the methodologies used at December 31, 2013.

Equity Securities - The Company receives a portion of its fees in the form of stock of Griffin American Healthcare REIT II. The shares are received at the current offering price of $10.22 per share less 10% for a net cost of $9.198. During the year $551,814 of these shares were distributed out to the partners of the Company. At December 31, 2013 the Company held 147,320 in Griffin American Healthcare REIT II shares which it values at its cost basis of $1,355,049. The REIT shares were being offered through October 2013 at $10.22 per share; therefore, the Company has valued these shares using Level 1 inputs.

In addition, at December 31, 2013, the Company held 22,222 shares in Griffin-American Healthcare REIT III and 222 units of its operating partnership, both of which it values at their cost basis of $202,000, which is equivalent to the offering price of $10.00 per share less 10% for a net cost of $9.00. Griffin-American Healthcare REIT III commenced its offering of shares at $10.00 per share in February 2014; therefore, the Company has valued these shares and units using Level 1 inputs.

Investment Property - The Company purchased an investment property located in Mammoth, CA in August 2013. The Company obtained the property for $2,000,000. The seller is currently offering similar properties at prices which exceed the Company’s cost basis; therefore the Company has valued this investment using Level 2 inputs.

NOTE 5.    INCOME TAXES

The Company’s income tax expense consists of the following for the year ended December 31, 2013:

Provision for California Franchise Tax	$478,000
Provision for California LLC tax	12,590
$490,590

See accompanying notes and auditors’ report.

AMERICAN HEALTHCARE INVESTORS LLC
NOTES TO FINANCIAL STATEMENTS
FOR THE YEAR ENDED DECEMBER 31, 2013

The Company’s has no material timing differences that would result in deferred tax assets or liabilities.

NOTE 6.    COMMITMENTS AND CONTINGENCIES—FACILITIES LEASE

The building in which the Company operates is being leased for a sixty month period starting August 1, 2013. The lease calls for monthly payments of $40,835 in the first year and escalates per the lease agreement for the subsequent years until the lease expires. Total rent payments for 2013 were $286,144.

The following is a schedule of future minimum lease payments required under the lease:

December 31,
2014	$496,125
2015	510,957
2016	526,233
2017	542,046
2018	321,706
$2,397,067

NOTE 7.    PHANTOM STOCK PLAN

The Company has adopted a Phantom Stock Plan. The Plan grants shares of Griffin-American Healthcare REIT II to certain employees. The shares vest two years from the grant date or a listing/sale of the REIT. The Company granted 24,462 shares in January 2013 and 28,500 shares in September 2013. These shares are valued at $9.198 per share which is the price the Company received these shares at. The granting of these shares resulted in an expense of $156,191 in 2013.

NOTE 8.    SUBSEQUENT EVENTS

The Company has evaluated subsequent events for purposes of recognition or disclosure in the financial statements through March 5, 2014, which is the date the financial statements were available to be issued. No significant subsequent events have been identified that would require adjustment of or disclosure in the accompanying financial statements.

See accompanying notes and auditors’ report.